EXHIBIT 32.2

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Cougar Biotechnology, Inc. does hereby certify that, to his knowledge:

(a)	the Annual Report on Form 10-K/A of Cougar Biotechnology, Inc. for the year ended December 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cougar Biotechnology, Inc.

Date: April 30, 2009	By:	/s/ CHARLES R. EYLER
Charles R. Eyler Treasurer and Senior Vice President, Finance